SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): January 3, 2002
                                                  (December 20, 2001)


                            FEDDERS CORPORATION
             (Exact Name of Registrant as Specified in Charter)


          DELAWARE                    1-8831                 22-2572390
(State or Other Jurisdiction  (Commission File Number)      (IRS Employer
     of Incorporation)                                    Identification No.)


                           505 Martinsville Road
                   Liberty Corner, New Jersey 07938-0813
           (Address of Principal Executive Offices and Zip Code)
                               (908) 604-8686
            (Registrant's telephone number, including area code)





Item 5. Other events.

     On December 20, 2001, Fedders Corporation issued an earnings release to announce its results for the fiscal quarter ended November 30, 2001.

     A copy of the press release appears as Exhibit 99 to this Report and is incorporated herein by reference.


Item 7. Financial Statements and Exhibits.

(c)  The following is filed as an Exhibit to this Report:


Exhibit Number    Description

      99          Press Release dated December 20, 2001.


                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         FEDDERS CORPORATION
                                         By:  /s/ Kent E. Hansen
                                              Kent E. Hansen
                                              Executive Vice President and
                                              Secretary

Dated:  January 3, 2002




                                 EXHIBIT INDEX


Exhibit Number             Description

      99                   Press Release dated December 20, 2001.